Exhibit No. 3
Form 10-KSB
Aphrodite Software Corporation


                          ARTICLES OF MERGER
                               of
           APHRODITE SOFTWARE CORPORATION. (a Utah Corporation)
                                                   into
           APHRODITE SOFTWARE CORPORATION (a Nevada Corporation)

     The undersigned, in their capacities as President and Secretary, respectively, of Aphrodite Software Corporation (a Nevada Corporation, hereinafter sometimes referred to as "Aphrodite Nevada," or "Survivor,") and Aphrodite Software Corporation (a Utah corporation hereinafter sometimes referred to as "Aphrodite Utah") in order to consummate the merger of Aphrodite Utah into Aphrodite Nevada hereby attest and certify as follows:

I.   The names and states of incorporation of the two
constituent corporations to the merger
are specified above. Aphrodite Nevada was incorporated in the
State of Nevada on November
3, 1999, for the sole purpose of being the surviving corporation in a merger effectuated solely to
change    the corporate domicile of Aphrodite Utah.

II.  Articles of Merger of the constituent corporations were, adopted by each of the
constituent corporations on November 7, 1999, in accordance with all relevant provisions of the
Nevada    Revised Statutes and all the relevant provisions of
the Utah Revised Business
Corporation Act.

III. The surviving corporation is Aphrodite Software
Corporation, a Nevada Corporation.

IV.  The Articles of Incorporation of Aphrodite Software
Corporation Nevada shall be the Articles of Incorporation of Survivor.

V. The Plan of Merger for the constituent corporations provides that Aphrodite Utah shall be merged into Aphrodite
Nevada. The manner and that the basis of converting the issued shares of Aphrodite Utah into share of Aphrodite Nevada shall be as follows:

     (a)  The total shares represented by each outstanding
Aphrodite Utah common stock certificate shall be deemed to be automatically converted into one share of common stock, with par value $0.001 per share of Survivor.

     (b) Holders of Aphrodite Utah certificates issued prior to the merger shall not be required to surrender such certificates for conversion into certificates reflecting the SURVIVOR's name, but may do so to SURVIVOR's duly appointed transfer agent, Interwest Transfer Company, Inc., 1981 East Murray-Holladay Rd., Holladay, Utah 84117 which shall, in the ordinary course of its business and the payment of $15.00 per new certificate to be issued

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 (and provided that its regular and usual requirements regarding negotiability and payment of its fees are met) reissue certificates representing the number of shares in SURVIVOR to which said holders may be entitled as provided above.

VI. The principal business office of SURVIVOR is located as 1084 North Hughes,
Centerville, Utah 84104, and a complete copy of the executed agreement of merger is on file at said office. A copy of the Plan of Merger will be furnished by the SURVIVOR, on request, and without cost, to any stockholder of any corporation which is a party the merger.

VII. The Plan of Merger was adopted by the directors and submitted to and approved by the shareholders of both constituent corporations, Aphrodite Utah having 480,000 shares of common stock outstanding and entitled to vote (its sole voting group), 480,000 of which were represented at the meeting to approve the Plan of Merger. 480,000 of the shares represented at the meeting were voted in favor of the Plan of Merger and none voted against the merger. SURVIVOR had 1,000 shares of common stock outstanding and entitled to vote (its sole voting group) all of which were represented at the meeting to approve the Plan of Merger and all 1,000 of which shares were voted in favor of the Plan of Merger. The number of shares voted in favor of the Plan of Merger by the stockholders was sufficient for approval by said stockholders of each of the constituent corporations

IN WITNESS WHEREOF, the undersigned Presidents and Secretaries of Aphrodite Utah and Aphrodite Nevada have set their hands this 12th day of November, 1999.

APHRODITE SOFTWARE                   APHRODITE SOFTWARE
CORPORATION (a Utah Corporation)     CORPORATION (a Nevada Corporation)

By: /s/ Kent N. Dixon                By: /s/ Kent N. Dixon
     Its President                      Its President

_______________________________         _________________________________
     By: Jared Southwick                By: Jared Southwick
     Its Secretary                      Its Secretary

State of Utah         )
                      ) ss:
County of Salt Lake   )

     SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Kent N. Dixon, in his capacity as president of Aphrodite Software Corporation (a Nevada Corporation) and Aphrodite Software Corporation (a Utah Corporation) this 12th day of November, 1999.

                                   /s/ Notary Public

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State of Utah       )
                    ) ss:
County of Salt Lake )

SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Jared Southwick, in his capacity as secretary of Aphrodite Software Corporation (a Nevada Corporation) and Aphrodite Software Corporation (a Utah Corporation) this 10th day of November, 1999.

                              /s/ Notary Public

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